NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND NEITHER THIS DEBENTURE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE.

ASSURED PHARMACY, INC.

18% Unsecured Convertible Debenture

$	, 2007

This Unsecured Convertible Debenture (the “Debenture”) is issued by Assured Pharmacy, Inc., a Nevada Corporation (the “Company”) this __ day of ________, 200_ (the “Issuance Date”) to ____________________ having an address at _________________ pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

PRINCIPAL AND INTEREST

Section 1.1. For value received, the Company promises to pay to Holder, or its registered assigns, the principal sum of $______, on or before ___________, 200_ (the “Maturity Date”), and to pay interest to the Holder on the principal amount of this Debenture (the “Principal Amount”) at the rate of 18.0% per annum, with interest for the period from the Issuance Date to the Maturity Date payable in full on the Issuance Date. All interest due under this Debenture shall be paid by the Company solely in shares of the Company’s Common Stock. The number of shares of Common Stock to be issued in payment of the interest due under this Debenture shall be calculated based upon the average closing price for the Company’s common stock on the NASD OTCBB for the five (5) consecutive trading days preceding the Issuance Date and the total number of shares of Common Stock to be issued as interest is _______. All payments of principal and interest shall be made to the Holder at the address set forth above or such other address as the Holder shall notify the Company in writing ten (10) days prior to the due date of any payment or upon any prepayment of this Debenture as provided herein.

Section 1.2. Unsecured Nature of Debenture. This Debenture is unsecured.

ARTICLE II.

CONVERSION RIGHTS; CONVERSION PRICE

Section 2.1. Voluntary Conversion by Holder. The Holder shall have the right prior to the date on which this Debenture is paid in full, to convert at any time, or from time to time, any part of the outstanding Principal Amount of this Debenture into fully paid and non-assessable shares of Common Stock and Common Stock Purchase Warrants (“Conversion Warrants”) of the Company (the “Conversion Units”) at the Conversion Price (as defined below) determined as provided herein. Promptly after the surrender of this Debenture, accompanied by a Notice of Conversion of Convertible Debenture in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a “Conversion Notice”), the Company shall issue and deliver to or upon the order of the Holder that number of shares of Common Stock and Conversion Warrants in the form attached hereto as Exhibit 2 and Exhibit 3 for the balance of this Debenture converted as shall be determined in accordance herewith. The Conversion Warrants evidenced by Exhibit 2 to be issued following receipt of the Conversion Notice are exercisable for shares of the Company’s Common Stock at an exercise price of $0.60 per share for a period of one year (the “$0.60 Warrants”). The Conversion Warrants evidenced by Exhibit 3 to be issued following receipt of the Conversion Notice are exercisable for shares of the Company’s Common Stock at an exercise price of $0.80 per share for a period of two years (the “$0.80 Warrants”).

Section 2.2. The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing (i) the amount of Principal to be converted by (ii) the Conversion Price. The number of Conversion Warrants to be issued to Holder upon conversion of this Debenture shall be equal to the number of shares of Common Stock issued upon conversion of this Debenture, with such number of Conversion Warrants to be divided equally between $0.60 Warrants and $0.80 Warrants.

Section 2.3. Conversion Price. Upon any conversion of this Debenture, the conversion price shall be $0.40, subject to adjustment from time to time upon the happening of certain events (the “Conversion Price”) as set forth below.

(a) Stock Splits, etc. In case the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Conversion Units issuable upon conversion of this Debenture immediately prior thereto shall be adjusted so that the holder of this Debenture shall be entitled to receive the kind and number of Conversion Units which he would have owned or have been entitled to receive had such Debenture been converted in advance thereof. Upon each such adjustment of the kind and number of Conversion Units the holder of this Debenture shall thereafter be entitled to purchase the number of Conversion Units resulting from such adjustment at a Conversion Price per Conversion Unit obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Units issuable pursuant hereto immediately prior to such adjustment and dividing by the number of Conversion Units of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon conversion of this Debenture, Conversion Units for the number of shares of common stock, and warrants to purchase common stock, of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Conversion Units into which this Debenture is convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Debenture to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Conversion Units into which this Debenture is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.3(b). For purposes of this Section 2.3(b), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 2.3(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c) Notice of Adjustment. Whenever the number of Conversion Units or number or kind of securities or other property issuable upon the conversion of this Debenture or the Conversion Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Debenture notice of such adjustment or adjustments setting forth the number of Conversion Units (and other securities or property) issuable upon the conversion of this Debenture and the Conversion Price of such Conversion Units (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

Section 2.4. Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 5.1.

Section 2.5. Method of Conversion. Except as otherwise provided in this Debenture or agreed to by the Holder, this Debenture may be converted by the Holder pursuant to its conversion rights set forth in Section 2.1 in whole at any time or in part (provided each such partial conversion is at least $10,000) by submitting to the Company a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two business days thereafter) and surrendering this Debenture with the mailed confirmation of the Conversion Notice at the office of the Company as provided in Section 5.1. Upon a partial conversion of this Debenture, a new debenture containing the same date and provisions as this Debenture shall be issued by the Company to the Holder for the balance due hereunder which shall not have been converted.

Section 2.6. Restrictions on Securities. This Debenture has been issued by the Company pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”). None of this Debenture, the shares of Common Stock and Conversion Warrants issuable upon conversion of this Debenture, or the shares of Common Stock of the Company issuable upon exercise of the Conversion Warrants (the “Warrant Shares”) may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock and Conversion Warrants issuable upon conversion of this Debenture and Warrant Shares issuable upon exercise of the Conversion Warrants that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE

SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Debenture, the Company shall remove the foregoing legend from the certificate or issue to such Holder a new certificate free of any transfer legend, if (a) with such request, the Company shall have received an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, to the effect that any such legend may be removed from such certificate or (b) a registration statement under the Act covering such securities is in effect.

Section 2.7. Registration Rights. If at any time the Company proposes to register any of its common stock under the Act, whether as a result of an offering for its own account or the account of others, excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms, the Company shall, at such time, promptly give Holder written notice of such proposed registration and offer Holder the opportunity to include the shares of common stock issued as interest, the shares of Common Stock issuable upon conversion of this Debenture and the Warrant Shares issuable upon exercise of the Conversion Warrants in such registration statement (each, a “Piggy Back Registration”). The Company shall include in any such registration statement all or part of the underlying common stock that Holder requests to be registered. In a Piggyback Registration, the Company will pay the registration expenses and the reasonable fees.

Section 2.8. Reservation of Common Stock.

(a) The Company covenants that during the period the Debenture is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock of the Company upon the Conversion of the Debenture. The Company further covenants that its issuance of this Debenture shall constitute full authority to its officers who are charged with the duty of executing stock certificates and warrants to execute and issue the necessary certificates for shares of Common Stock of the Company, and the Conversion Warrants, issuable upon the conversion of this Debenture. The Company will take all such reasonable action as may be necessary to assure that such Conversion Units may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASD OTCBB (or such other principal market upon which the Common Stock of the Company may be listed).

(b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, with the purpose to avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock issuable upon the conversion of this Debenture above the amount payable therefor upon such conversion immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and Conversion Warrants upon the conversion of this Debenture, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Debenture.

(c) Upon the request of Holder, the Company will at any time during the period this Debenture is outstanding acknowledge in writing the continuing validity of this Debenture and the obligations of the Company hereunder.

(d) Before taking any action which would cause an adjustment reducing the current Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

(e) Before taking any action which would result in an adjustment in the number of Conversion Units into which this Debenture is convertible or in the Conversion Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) If at any time the Company does not have a sufficient number of authorized and available shares of Common Stock for issuance upon conversion of the Debenture, then the Company shall call and hold a special meeting of its stockholders within forty-five (45) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 2.9. Prepayment.

(a) The Company shall have the option to prepay some or all of the outstanding Principal Amount of this Debenture, pursuant to the provisions of this Section 2.9. The prepayment price shall be equal to the outstanding Principal Amount (or portion thereof) to be prepaid as of the date of prepayment (the “Prepayment Date”). If this Debenture is called for prepayment pursuant this Section 2.9, the Company shall give written notice to the Holder not less than thirty (30) days nor more than sixty (60) days prior to the Prepayment Date, setting forth the prepayment price to be paid, instructions for presentation of the Debentures for prepayment and the Prepayment Date. Upon notice of any prepayment, the Company covenants and agrees that upon presentation of the Debentures, it will pay on the Prepayment Date the Principal to be prepaid as specified in such notice (the “Prepayment Amount”). Holders may convert their Debentures pursuant to Article II of this Debenture during the period from the date of notice of prepayment until 5:00 p.m. Eastern Time on the business day immediately prior to the Prepayment Date.

(b) If all of the outstanding Principal Amount of this Debenture is being prepaid, and if the Holder does not wish to convert the Debenture, the Holder should cause such Debenture to be timely delivered to the Company at its principal offices after receiving the notice of prepayment required by this Section 2.9.

(c) If (i) upon notice of any prepayment a Holder determines not to convert his debenture with in the period provided in Section 2.9(a); and (ii) on or before the Prepayment Date the Company makes payment to Holder of 100% of the outstanding Principal Amount of the Debenture, then, on and after said Prepayment Date, notwithstanding that this Debenture shall not have been surrendered for prepayment, the obligation evidenced by the Debenture shall be deemed no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate.

Section 2.10. Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar.

Section 2.11. Anything in this Debenture to the contrary notwithstanding, in no event shall there be any adjustment to the interest due under this Debenture or the total number of shares of Common Stock of the Company issued as interest hereunder, including, without limitation, upon, in connection with or as a result of any conversion or prepayment of this Debenture; and, (ii) in no event shall Holder be obligated to return, refund, rebate or transfer any such interest or shares of Common Stock of the Company issued as interest hereunder including, without limitation, upon, in connection with or as a result of any conversion or prepayment of this Debenture.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF HOLDER

Section 3.1. The Holder represents and warrants to the Company:

(a) The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Common Stock or Conversion Warrants issuable upon conversion hereof or Warrant Shares issuable upon exercise of the Conversion Warrants except under circumstances that will not result in a violation of the Act or any application state securities laws or similar laws relating to the sale of securities;

(b) That Holder understands that none of this Debenture or the Common Stock or Conversion Warrants issuable upon conversion hereof or Warrant Shares issuable upon exercise of the Conversion Warrants have been registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions from the registration provisions of the Act and any continued reliance on such exemption is predicated on the representations of the Holder set forth herein;

(c) Holder (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in this Debenture for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Holder’s net worth, and Holder’s investment in this Debenture will not cause such overall commitment to become excessive;

(d) Holder is an “accredited investor” (as defined in Regulation D promulgated under the Act) and the Holder’s total investment in this Debenture does not exceed 10% of the Holder’s net worth; and

(e) Holder recognizes that an investment in the Company involves significant risks and only investors who can afford the loss of their entire investment should consider investing in the Company and this Debenture.

ARTICLE IV.

EVENTS OF DEFAULT

Section 4.1 Default. In case one or more of the following events (“Events of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a) default in the due and punctual payment of all or any part of the Principal Amount as and when such amount or such part thereof shall become due and payable hereunder; or

(b) failure on the part of the Company duly to observe or perform in all material respects any of the covenants or agreements on the part of the Company contained herein (other than those covered by clause (a) above) for a period of 10 business days after the date on which written notice specifying such failure, stating that such notice is a “Notice of Default” hereunder and demanding that the Company remedy the same, shall have been given by the Holder by registered or certified mail, return receipt requested, to the Company; or

(c) any of the following actions by the Company pursuant to or within the meaning title 11, U.S. Code or any similar federal or state law for the relief of debtors (collectively, the “Bankruptcy Law”): (A) commencement of a voluntary case or proceeding, (B) consent to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law (each, a “Custodian”), of it or for all or substantially all of its property, (D) a general assignment for the benefit of its creditors, or (E) admission in writing its inability to pay its debts as the same become due; or

(d) entry by a court of competent jurisdiction of an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of the property of the Company, or (C) orders the liquidation of the Company, and such order or decree remains unstayed and in effect for 60 days;

then, in each case where an Event of Default specified in Section 4.1(b) occurs, the Holder, by notice in writing to the Company (the “Acceleration Notice”), may declare the outstanding Principal Amount (in whole or in part) to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided, however, that if an Event of Default specified in Section 4.1(a), (c) or (d) occurs, the outstanding Principal Amount shall become and be immediately due and payable without any declaration or other act on the part of the Holder.

Section 4.2. Payment of Costs. The Company shall reimburse the Holder, on demand, for any and all reasonable costs and expenses, including reasonable attorneys’ fees and disbursement and court costs, incurred by the Holder in collecting or otherwise enforcing this Note or in attempting to collect or enforce this Note.

Section 4.3. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy available to Holder under applicable law, and every such right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder. Section 4.4. Waiver of Past Defaults. The Holder may waive any past default or Event of Default hereunder and its consequences but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Section 4.5. Waiver of Presentment etc. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, except as specifically provided herein.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Company; and the address of the Company shall be 17935 Sky Park Circle, Suite F, Irvine, California 92614. Both the Holder and the Company may change the address for service by delivery of written notice to the other as herein provided.

Section 5.2. Entire Agreement and Amendment Provision. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture and any provision hereof may be amended only by an instrument in writing signed by the Company and the Holder.

Section 5.3. Assignability. This Debenture shall be binding upon the Company and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Debenture shall only be transferable in whole subject to the restrictions contained in the restrictive legend on the first page of this Debenture.

Section 5.4. Governing Law. This Debenture shall be governed by the internal laws of the State of Nevada, without regard to conflicts of laws principles. The parties hereto hereby submit to the exclusive jurisdiction and venue of the state or federal courts sited in Clark County, Nevada with respect to any dispute arising under this Debenture.

Section 5.5. Replacement of Debenture. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Debenture, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which may not include the posting of any bond), and upon surrender and cancellation of such Debenture, if mutilated, the Company will make and deliver a new Debenture of like tenor.

Section 5.6. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholder or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 5.7. Severability. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

Section 5.8. Headings. The headings of the sections of this Debenture are inserted for convenience only and do not affect the meaning of such section.

Section 5.9. Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

Holder:	Assured Pharmacy, Inc.
By:
By:
Name: Haresh Sheth
Title: Chief Operating Officer
Name:

Tax Identification No:

EXHIBIT “1”
CONVERSION NOTICE

________________________________________________________________________
(To be executed by the Holder in order to Convert the Debenture)
TO:
The undersigned hereby irrevocably elects to convert US$__________ of the Principal Amount of the above Debenture into Shares of Common Stock of Assured Pharmacy, Inc., according to the conditions stated therein, as of the Conversion Date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion Date:___________________________________________

Applicable Conversion Price: $0.40

Signature:___________________________________________

Name:___________________________________________

Address:___________________________________________

___________________________________________

Tax I.D. or Soc. Sec. No: ___________________________________________

Principal Amount to be converted:

US$ ________________________________________

Amount of Debenture unconverted:

US$ ________________________________________

Number of shares of Common Stock to be issued: ________________________